UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

VanEck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2023

Item 1. Reports to Shareholders

SEMI-ANNUAL REPORT June 30, 2023 (unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2023.

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

June 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.4 trillion by the end of June.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what the Fed is fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led, not enough to overcome the property sector malaise.

China growth estimates range from low (1% to 3%) to “high” (4% to 5%). Many “bulls” point to China as a potential catalyst for a better-than-expected economic outlook. I don’t see it. In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed. But I should address two events of the first half of this year—monetary stimuli and AI (artificial intelligence).

There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. While I believe this crisis will prove to be idiosyncratic in nature, I’m worried that it could lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

AI and the instant success of ChatGPT have driven another wave of enthusiasm for tech stocks, but the valuations seem stretched to me. And large-cap earnings are still on a downward or flat trajectory, so I’m not chasing this rally.

My final thought is that, while I think the Fed won’t stimulate for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing with VanEck. On the following pages, you will find financial statements for the fund for the six month period ended June 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 7, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, June 22, 2023, https://www.federalreserve.gov/releases/h41/20230629/

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

3 https://www.vaneck.com/us/en/subscribe/

2

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 to June 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2023 - June 30, 2023(a)
Initial Class
Actual	$1,000.00	$1,063.00	1.14%	$5.83
Hypothetical (b)	$1,000.00	$1,019.14	1.14%	$5.71

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2023 (unaudited)

	Par (000’s		)	Value
CORPORATE BONDS: 21.8%
Argentina: 1.8%
YPF SA 144A 9.00%, 02/12/26 (s)	USD	99		$98,006
YPF SA Reg S
8.50%, 07/28/25	USD	204		187,659
9.00%, 02/12/26 (s)	USD	26		26,068
				311,733
Bahrain: 0.7%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	120		122,008
Cayman Islands: 1.6%
CK Hutchison Europe Finance 21 Ltd. Reg S 1.00%, 11/02/33	EUR	191		153,304
Siam Commercial Bank PCL Reg S 4.40%, 02/11/29	USD	129		123,498
				276,802
Colombia: 1.6%
Ecopetrol SA
7.38%, 09/18/43	USD	197		164,416
8.88%, 01/13/33	USD	117		115,963
				280,379
India: 1.6%
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	USD	156		114,180
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra Reg S 4.63%, 10/15/39	USD	40		29,361
JSW Hydro Energy Ltd. Reg S 4.12%, 05/18/31	USD	144		122,028
				265,569
Indonesia: 0.7%
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	117		114,741
Luxembourg: 0.9%
MC Brazil Downstream Trading SARL Reg S 7.25%, 06/30/31	USD	226		152,855
Malaysia: 2.5%
Petronas Capital Ltd. Reg S 4.50%, 03/18/45	USD	465		427,639
Mauritius: 0.6%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	100		82,566
India Clean Energy Holdings Reg S 4.50%, 04/18/27	USD	23		18,990
				101,556
	Par (000’s		)	Value
Mexico: 0.0%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	120		$2
Nigeria: 0.6%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	113		95,261
Qatar: 1.4%
Nakilat, Inc. Reg S 6.07%, 12/31/33	USD	125		131,311
Qatar Energy 144A 2.25%, 07/12/31	USD	122		102,475
				233,786
Singapore: 1.7%
Medco Laurel Tree Pte Ltd. Reg S 6.95%, 11/12/28	USD	177		162,509
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	151		131,399
				293,908
South Africa: 1.0%
Gold Fields Orogen Holdings BVI Ltd. 144A 6.12%, 05/15/29	USD	166		168,008
Thailand: 1.4%
GC Treasury Center Co. Ltd. Reg S 4.40%, 03/30/32	USD	91		82,283
Thaioil Treasury Center Co. Ltd. Reg S 3.50%, 10/17/49	USD	256		163,229
				245,512
United Arab Emirates: 0.9%
Abu Dhabi National Energy Co. PJSC 144A 4.70%, 04/24/33	USD	160		159,295
United Kingdom: 1.0%
Anglo American Capital Plc Reg S 5.00%, 03/15/31	EUR	154		172,098
United States: 1.4%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	165		140,639
Stillwater Mining Co. Reg S 4.50%, 11/16/29	USD	128		104,080
				244,719
Uzbekistan: 0.4%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	88		76,335
Total Corporate Bonds (Cost: $3,890,393)				3,742,206

See Notes to Financial Statements

4

	Par (000’s		)	Value
GOVERNMENT OBLIGATIONS: 69.4%
Angola: 1.2%
Angolan Government International Bond 144A 9.50%, 11/12/25	USD	204		$199,859
Argentina: 0.3%
Argentine Republic Government International Bond 0.50%, 07/09/30 (s)	USD	181		60,556
Bahrain: 1.0%
Bahrain Government International Bond 144A 7.75%, 04/18/35	USD	165		167,835
Brazil: 4.5%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	867		179,047
10.00%, 01/01/29	BRL	1,703		348,076
10.00%, 01/01/31	BRL	819		166,387
10.00%, 01/01/33	BRL	432		86,998
				780,508
Chile: 1.5%
Chile Government International Bond 3.25%, 09/21/71	USD	409		266,364
Colombia: 3.1%
Colombia Government International Bond
4.50%, 03/15/29	USD	167		146,679
5.00%, 06/15/45	USD	544		380,076
				526,755
Costa Rica: 0.5%
Costa Rica Government International Bond Reg S
6.12%, 02/19/31	USD	61		60,708
7.00%, 04/04/44	USD	34		33,227
				93,935
Czech Republic: 2.5%
Czech Republic Government Bond 2.00%, 10/13/33	CZK	3,730		138,791
Czech Republic Government Bond Reg S 1.00%, 06/26/26	CZK	7,130		291,979
				430,770
Democratic Republic of the Congo: 1.7%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	352		297,674
Dominican Republic: 2.1%
Dominican Republic International Bond Reg S 9.75%, 06/05/26	DOP	19,381		358,901
Egypt: 1.1%
Egypt Government International Bond Reg S
	Par (000’s		)	Value
Egypt (continued)
4.75%, 04/16/26	EUR	113		$87,115
7.50%, 02/16/61	USD	204		102,865
				189,980
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28		26,391
Ghana: 0.5%
Ghana Government International Bond Reg S 8.75%, 03/11/61	USD	200		83,433
Hungary: 1.9%
Hungary Government International Bond Reg S
1.75%, 06/05/35	EUR	263		201,814
5.00%, 02/22/27	EUR	113		124,248
				326,062
Indonesia: 7.3%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	3,793,000		251,780
6.38%, 04/15/32	IDR	4,359,000		292,200
7.00%, 09/15/30	IDR	2,786,000		193,462
7.12%, 06/15/38	IDR	3,688,000		260,868
7.12%, 06/15/43	IDR	3,713,000		262,461
				1,260,771
Israel: 0.7%
Israel Government Bond
0.40%, 10/31/24	ILS	252		64,554
3.75%, 03/31/24	ILS	202		54,197
				118,751
Ivory Coast: 0.2%
Ivory Coast Government International Bond Reg S 5.75%, 12/31/32 (s)	USD	40		37,121
Jamaica: 0.4%
Jamaica Government International Bond 7.62%, 07/09/25	USD	64		65,350
Jordan: 0.5%
Jordan Government International Bond 144A 4.95%, 07/07/25	USD	82		79,547
Kenya: 0.3%
Republic of Kenya Government International Bond 144A 7.00%, 05/22/27	USD	59		53,246
Kuwait: 0.5%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	86		83,231
Malaysia: 1.3%
Malaysia Wakala Sukuk Bhd Reg S 3.08%, 04/28/51	USD	296		227,036

See Notes to Financial Statements

5

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

	Par (000’s		)	Value
Mexico: 4.6%
Mexico Government International Bond
2.38%, 02/11/30	EUR	571		$553,777
2.88%, 04/08/39	EUR	204		168,152
3.75%, 04/19/71	USD	95		63,608
				785,537
Morocco: 1.1%
Morocco Government International Bond Reg S 2.00%, 09/30/30	EUR	207		182,191
Mozambique: 1.2%
Mozambique International Bond Reg S 5.00%, 09/15/31 (s)	USD	267		203,547
Nigeria: 0.9%
Nigeria Government International Bond 144A 8.75%, 01/21/31	USD	178		159,923
Oman: 1.6%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	273		277,537
Paraguay: 0.5%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	86		82,825
Peru: 4.2%
Peru Government Bond
5.40%, 08/12/34	PEN	2,194		534,299
6.15%, 08/12/32	PEN	686		180,715
				715,014
Philippines: 2.3%
Philippine Government International Bond 6.25%, 01/14/36	PHP	23,084		402,864
Poland: 1.6%
Republic of Poland Government Bond 7.50%, 07/25/28	PLN	1,039		276,006
Qatar: 0.9%
Qatar Government International Bond 144A 5.10%, 04/23/48	USD	164		163,732
Romania: 2.7%
Romanian Government International Bond Reg S 7.62%, 01/17/53	USD	422		464,925
Rwanda: 0.2%
Rwanda International Government Bond 144A 5.50%, 08/09/31	USD	39		29,614
Saudi Arabia: 1.5%
Saudi Government International Bond 144A
	Par (000’s		)	Value
Saudi Arabia (continued)
4.75%, 01/18/28	USD	257		$255,122
Serbia: 0.5%
Serbia International Bond Reg S 1.65%, 03/03/33	EUR	117		85,399
South Korea: 0.7%
Export-Import Bank of Korea 144A 4.62%, 06/07/33	USD	125		123,074
Sri Lanka: 2.3%
Sri Lanka Government International Bond Reg S 5.75%, 04/18/23	USD	404		184,288
Sri Lanka Treasury Bills
0.00%, 08/18/23 ^	LKR	45,000		142,797
0.00%, 09/08/23 ^	LKR	24,150		75,650
				402,735
Turkey: 3.0%
Turkey Government International Bond
4.88%, 04/16/43	USD	213		137,257
5.75%, 05/11/47	USD	227		155,686
9.88%, 01/15/28	USD	211		215,450
				508,393
United Arab Emirates: 1.5%
Abu Dhabi Government International Bond Reg S 1.88%, 09/15/31	USD	304		253,656
Uruguay: 2.0%
Uruguay Government International Bond Reg S 8.50%, 03/15/28 (a)	UYU	6,914		175,683
Uruguay Monetary Regulation Bill 0.00%, 05/31/24 ^	UYU	7,143		174,244
				349,927
Uzbekistan: 0.4%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	720,000		61,507
Zambia: 2.4%
Zambia Government Bond
13.00%, 01/25/31	ZMW	8,834		284,532
13.00%, 09/20/31	ZMW	315		9,687
13.00%, 12/27/31	ZMW	1,120		33,940
14.00%, 05/31/36	ZMW	2,735		78,312
				406,471
Total Government Obligations (Cost: $11,492,108)				11,924,075

SHORT-TERM INVESTMENT: 0.5% (Cost: $83,884)
United States Treasury Obligations: 0.5%
United States Treasury Bills 5.03%, 07/11/23		84,000		83,884

See Notes to Financial Statements

6

	Number of Shares	Value
MONEY MARKET FUND: 5.8% (Cost: $998,679)
Invesco Treasury Portfolio - Institutional Class	998,679	$998,679

Total Investments: 97.5% (Cost: $16,465,064)		16,748,844
Other assets less liabilities: 2.5%		432,213
NET ASSETS: 100.0%		$17,181,057

Definitions:

BRL	Brazilian Real
CZK	Czech Koruna
DOP	Dominican Peso
EUR	Euro
IDR	Indonesian Rupiah
ILS	Israeli Shekel
LKR	Sri Lanka Rupee
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(a)	All or a portion of these securities are segregated for forwards collateral. Total value of securities segregated is $98,183.
(d)	Security in default
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $2,493,513, or 14.5% of net assets.

Schedule of Open Forward Foreign Currency Contracts - June 30, 2023

Counterparty	Currency to be sold		Currency to be purchased		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	USD	65,977	INR	5,425,344	7/20/2023	$122
State Street Bank and Trust Co.	INR	5,425,344	USD	66,074	7/20/2023	$(26)
State Street Bank and Trust Co.	USD	41,766	CNY	301,850	7/28/2023	$(109)
Net unrealized depreciation on forward foreign currency contracts						(13)

See Notes to Financial Statements

7

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector	% of Investments	Value
Government	71.7%	$12,007,959
Energy	10.7	1,796,546
Utilities	4.5	752,438
Basic Materials	2.5	422,389
Financials	2.3	380,884
Industrials	1.1	182,215
Technology	0.8	131,399
Consumer Cyclicals	0.4	76,335
Money Market Fund	6.0	998,679
	100.0%	$16,748,844

The summary of inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$3,742,206	$—	$3,742,206
Government Obligations *	—	11,924,075	—	11,924,075
Short-Term Investments United States	$998,679	$83,884	$—	$1,082,563
Total Investments	$998,679	$15,750,165	$—	$16,748,844
Other Financial Instruments:
Assets
Forward Foreign Currency Contract	$122	$—	$—	$122
Liabilities
Forward Foreign Currency Contracts	$(135)	$—	$—	$(135)

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

8

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (unaudited)

Assets:
Investments, at value (Cost $16,465,064)	$16,748,844
Cash denominated in foreign currency, at value (Cost $7,365)	7,238
Receivables:
Investment securities sold	221,607
Shares of beneficial interest sold	39,061
Dividends and interest	329,981
Prepaid expenses	46
Unrealized appreciation on forward foreign currency contracts	122
Total assets	17,346,899
Liabilities:
Payables:
Investment securities purchased	57,113
Shares of beneficial interest redeemed	2,079
Due to Adviser	1,719
Due to custodian	44,702
Deferred Trustee fees	12,351
Accrued expenses	47,743
Unrealized depreciation on forward foreign currency contracts	135
Total liabilities	165,842
NET ASSETS	$17,181,057
Net Assets consist of:
Aggregate paid in capital	$20,917,020
Total distributable earnings (loss)	(3,735,963)
NET ASSETS	$17,181,057
Shares of beneficial interest outstanding	2,262,158
Net asset value, redemption and offering price per share	$7.59

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (unaudited)

Income:
Dividends	$13,966
Interest (net of foreign taxes withheld $10,090)	649,387
Securities lending income	584
Total income	663,937
Expenses:
Management fees	84,082
Transfer agent fees	10,764
Custodian fees	12,091
Professional fees	42,537
Reports to shareholders	4,662
Insurance	3,891
Trustees’ fees and expenses	2,287
Interest	3,373
Other	1,839
Total expenses	165,526
Waiver of management fees	(69,663)
Net expenses	95,863
Net investment income	568,074
Net realized loss on:
Investments (a)	(92,445)
Forward foreign currency contracts	(2,201)
Foreign currency transactions and foreign denominated assets and liabilities	(11,787)
Net realized loss	(106,433)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	581,788
Forward foreign currency contracts	(3,689)
Foreign currency translations and foreign denominated assets and liabilities	8,532
Net change in unrealized appreciation (depreciation)	586,631
Net Increase in Net Assets Resulting from Operations	$1,048,272

(a)	Net of foreign taxes of $3,192
(b)	Net of foreign taxes of $4,344

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended June 30, 2023	Year Ended December 31, 2022
	(unaudited)
Operations:
Net investment income	$568,074	$1,232,570
Net realized loss	(106,433)	(2,687,877)
Net change in unrealized appreciation (depreciation)	586,631	159,654
Net increase (decrease) in net assets resulting from operations	1,048,272	(1,295,653)
Distributions to shareholders from:
Distributable earnings	—	(750,012)

Share transactions*:
Proceeds from sale of shares	2,485,563	4,040,212
Reinvestment of dividends and distributions	—	750,012
Cost of shares redeemed	(3,507,393)	(4,060,656)
Increase (decrease) in net assets resulting from share transactions	(1,021,830)	729,568
Total increase (decrease) in net assets	26,442	(1,316,097)
Net Assets, beginning of period	17,154,615	18,470,712
Net Assets, end of period	$17,181,057	$17,154,615
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	333,414	560,064
Shares reinvested	—	109,172
Shares redeemed	(472,203)	(567,561)
Net increase (decrease)	(138,789)	101,675

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period		Year Ended December 31,
	Ended
	June 30,
	2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$7.14		$8.03	$8.83	$8.71	$7.76	$8.90
Net investment income (a)	0.25		0.53	0.43	0.59	0.61	0.47
Net realized and unrealized gain (loss) on investments	0.20		(1.09)	(0.78)	0.15	0.37	(0.97)
Total from investment operations	0.45		(0.56)	(0.35)	0.74	0.98	(0.50)
Distributions from:
Net investment income	—		(0.33)	(0.45)	(0.62)	(0.03)	(0.64)
Net asset value, end of period	$7.59		$7.14	$8.03	$8.83	$8.71	$7.76
Total return (b)	6.30	%(c)	(6.81)%	(4.17)%	8.92%	12.61%	(6.14)%
Ratios to average net assets
Gross expenses	1.97	%(d)	1.82%	1.89%	1.91%	1.92%	1.67%
Net expenses	1.14	%(d)	1.10%	1.14%	1.10%	1.10%	1.10%
Net expenses excluding interest	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.76	%(d)	7.40%	4.97%	7.12%	7.33%	5.80%

Supplemental data
Net assets, end of period (in millions)	$17		$17	$18	$21	$21	$22
Portfolio turnover rate	116	%(c)	284%	212%	248%	276%	286%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

12

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Fund fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair

13

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark
14

may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivatives at June 30, 2023.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the period ended June 30, 2023, the Fund held forward foreign currency contracts for three months. The average amounts purchased and sold (in U.S. dollars) were $39,915 and $40,649, respectively. Forward foreign currency contracts held at June 30, 2023, if any, are reflected in the Schedule of Open Forward Foreign Currency Contracts in the Funds’ Schedules of Investments.

At June 30, 2023, the following Funds held derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$122

[1]	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

Liabilities Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$135

[1]	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments during the period ended June 30, 2023, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(2,201)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts [2]	(3,689)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at June 30, 2023, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).
15

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount
Forward foreign currency contracts	$(135)	$122	$(13)	$—	$(13)

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/ assumed by the Adviser for the period ended June 30, 2023.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2023, the aggregate shareholder accounts of four insurance companies owned approximately 45%, 19%, 16% and 11% of the Fund’s outstanding shares of beneficial interest.

Note 4—Investments—For the period ended June 30, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $18,421,345 and $20,197,697, respectively.

Note 5—Income Taxes—As of June 30, 2023, for Federal income tax purposes, the identified tax cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$16,650,786	$600,036	$(501,978)	$98,058

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

16

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(4,404,404)	$(591,910)	$(4,996,314)

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Fund’s fiscal year.

For the period December 31, 2022 to June 30, 2023, the Fund’s net realized gains from foreign currency translations were $156,691.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign

17

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. At June 30, 2023 the Fund had no securities on loan.

Note 9—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2023, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
17	$219,009	5.81%

At June 30, 2023, the Fund had no outstanding borrowings under the Facility.

18

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited)

VANECK VIP EMERGING MARKETS BOND FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2023, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 2, 2023 and June 23, 2023, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, as well as relevant staffing plans for such personnel, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2022 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2022 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited) (continued)

■	Information concerning the Adviser’s compliance program and resources;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2022, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2022. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance at its meetings throughout the year, including for periods subsequent to the performance period covered by the Broadridge

20

reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had outperformed its Morningstar Category and Peer Group medians for the one-, three-, and five-year periods. The Board also noted that the Initial Class shares of the Fund had outperformed its benchmark index for the one-, three-, and five-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median total expense ratios for its Morningstar Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2024 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

21

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Funds’ Board has designated each Fund’s Adviser as the administrator of the Program. Each Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Funds, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2022 to December 31, 2022 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Funds’ liquidity risk management during such time. As a result, the Funds have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders, and each Fund’s Adviser provided its assessment that the program had been effective in managing each fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in each Fund’s prospectus.

22

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMBSAR

SEMI-ANNUAL REPORT June 30, 2023 (unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2023.

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

June 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.4 trillion by the end of June.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what the Fed is fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led, not enough to overcome the property sector malaise.

China growth estimates range from low (1% to 3%) to “high” (4% to 5%). Many “bulls” point to China as a potential catalyst for a better-than-expected economic outlook. I don’t see it. In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed. But I should address two events of the first half of this year—monetary stimuli and AI (artificial intelligence).

There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. While I believe this crisis will prove to be idiosyncratic in nature, I’m worried that it could lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

AI and the instant success of ChatGPT have driven another wave of enthusiasm for tech stocks, but the valuations seem stretched to me. And large-cap earnings are still on a downward or flat trajectory, so I’m not chasing this rally.

My final thought is that, while I think the Fed won’t stimulate for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing with VanEck’s investment strategies. On the following pages, you will find financial statements for the fund for the six month period ended June 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

July 7, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, June 22, 2023, https://www.federalreserve.gov/releases/h41/20230629/
2	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
3	https://www.vaneck.com/us/en/subscribe/
2

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 to June 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2023 - June 30, 2023(a)
Initial Class
Actual	$1,000.00	$1,036.80	1.24%	$6.26
Hypothetical (b)	$1,000.00	$1,018.65	1.24%	$6.21
Class S
Actual	$1,000.00	$1,035.40	1.56%	$7.87
Hypothetical (b)	$1,000.00	$1,017.06	1.56%	$7.80

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2023 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 88.8%
Argentina: 4.0%
MercadoLibre, Inc. (USD) *	3,570	$4,229,022
Brazil: 8.9%
Arcos Dorados Holdings, Inc. (USD)	50,000	512,500
Clear Sale SA *	441,400	617,639
Fleury SA *	260,820	874,266
JSL SA	962,700	1,779,352
Movida Participacoes SA	661,000	1,453,642
NU Holdings Ltd. (USD) *	75,000	591,750
Rede D’Or Sao Luiz SA 144A *	123,700	850,467
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,125,600	2,846,794
Westwing Comercio Varejista Ltda *	47,300	18,769
		9,545,179
China: 23.6%
China Animal Healthcare Ltd. (HKD) *∞	3,588,969	0
China Education Group Holdings Ltd. (HKD) †	2,865,000	2,239,601
Fu Shou Yuan International Group Ltd. (HKD)	997,000	687,617
Full Truck Alliance Co. Ltd. (ADR) *	107,000	665,540
Ganfeng Lithium Group Co. Ltd.	87,340	735,821
Hoyuan Green Energy Co. Ltd. *	51,620	530,575
JD.com, Inc. (HKD)	45,819	781,423
KE Holdings, Inc. (ADR) *	100,000	1,485,000
Meituan (HKD) 144A *	32,720	513,080
Ming Yang Smart Energy Group Ltd.	165,000	383,918
MINISO Group Holding Ltd. (ADR)	48,800	829,112
NetEase, Inc. (HKD)	57,500	1,113,712
Ping An Bank Co. Ltd.	1,134,970	1,757,813
Prosus NV (EUR)	62,328	4,564,536
Shandong Head Group Co. Ltd.	57,000	141,403
Shanghai Baosight Software Co. Ltd.	200,341	1,403,107
Shenzhen Inovance Technology Co. Ltd.	99,000	876,806
Shenzhou International Group Holdings Ltd. (HKD)	61,000	585,873
Sungrow Power Supply Co. Ltd.	70,000	1,126,682
Tencent Holdings Ltd. (HKD)	25,200	1,068,509
Wuxi Biologics Cayman, Inc. (HKD) 144A *	218,500	1,050,122
Yifeng Pharmacy Chain Co. Ltd.	119,849	611,124
Yum China Holdings, Inc. (HKD)	16,730	947,836
	Number of Shares	Value
China (continued)
Zai Lab Ltd. (HKD) *	137,500	$378,313
Zhejiang Huayou Cobalt Co. Ltd.	61,900	391,992
Zhejiang Supcon Technology Co. Ltd.	33,350	288,981
		25,158,496
Egypt: 1.3%
Cleopatra Hospital *	3,136,135	455,472
Commercial International Bank Egypt SAE	596,503	989,319
		1,444,791
Georgia: 3.4%
Bank of Georgia Group Plc (GBP)	81,200	3,016,376
Georgia Capital Plc (GBP) *	60,700	640,609
		3,656,985
Germany: 1.4%
Delivery Hero SE 144A *	33,600	1,482,434
Greece: 0.4%
Eurobank Ergasias Services and Holdings SA *	280,000	461,324
Hungary: 1.0%
OTP Bank Nyrt	31,500	1,119,839
India: 14.5%
Cholamandalam Investment and Finance Co. Ltd.	107,400	1,498,411
Delhivery Ltd. *	156,091	724,687
HDFC Bank Ltd.	125,200	2,597,258
HDFC Bank Ltd. (ADR)	37,700	2,627,690
Oberoi Realty Ltd.	79,000	950,501
Phoenix Mills Ltd.	73,800	1,403,030
Reliance Industries Ltd.	173,133	5,403,303
Sterling and Wilson Renewable *	72,000	255,115
		15,459,995
Indonesia: 1.4%
Bank BTPN Syariah Tbk PT	7,850,000	1,081,721
Bank Rakyat Indonesia Persero Tbk PT	1,000,000	365,091
		1,446,812
Kazakhstan: 2.9%
Kaspi.kz JSC (USD) (GDR)	38,440	3,059,824
Kuwait: 0.0%
Humansoft Holding Co. KSC	419	5,059
Mexico: 2.5%
Qualitas Controladora SAB de CV †	81,783	604,975
Regional SAB de CV	289,800	2,099,725
		2,704,700
Philippines: 4.6%
Bloomberry Resorts Corp. *	9,210,000	1,855,009
International Container Terminal Services, Inc.	828,200	3,058,907
		4,913,916
Poland: 1.1%
InPost SA (EUR) *	110,500	1,199,219

See Notes to Financial Statements

4

	Number of Shares	Value
Russia: 0.0%
Detsky Mir PJSC 144A *∞	784,200	$0
Fix Price Group Plc (USD) (GDR) *∞	269,400	0
Sberbank of Russia PJSC ∞	340,256	0
		0
South Korea: 3.3%
Doosan Fuel Cell Co. Ltd. *	21,800	478,118
LG Chem Ltd.	4,680	2,382,409
Samsung Biologics Co. Ltd. 144A *	1,160	656,766
		3,517,293
Taiwan: 9.2%
Chroma ATE, Inc.	183,000	1,476,853
MediaTek, Inc.	26,000	575,532
Poya International Co. Ltd.	59,162	1,127,950
Taiwan Semiconductor Manufacturing Co. Ltd.	339,000	6,262,454
Wiwynn Corp.	9,000	411,322
		9,854,111
Tanzania: 0.9%
Helios Towers Plc (GBP) *	796,071	944,774
Turkey: 3.2%
MLP Saglik Hizmetleri AS 144A *	564,140	1,652,100
Sok Marketler Ticaret AS *	709,968	909,528
Tofas Turk Otomobil Fabrikasi AS	93,000	905,337
		3,466,965
United Arab Emirates: 0.6%
Americana Restaurants International Plc	516,900	595,286
United Kingdom: 0.6%
Hirco Plc *∞	1,235,312	2
	Number of Shares	Value
United Kingdom (continued)
ReNew Energy Global Plc (USD) * †	114,000	$624,720
		624,722
Total Common Stocks (Cost: $98,299,551)		94,890,746

PREFERRED SECURITIES: 4.7%
Brazil: 0.7%
Raizen SA	846,000	777,411
South Korea: 4.0%
Samsung Electronics Co. Ltd.	93,200	4,229,348
Total Preferred Securities (Cost: $6,305,709)		5,006,759

MONEY MARKET FUND: 6.6% (Cost: $7,023,012)
Invesco Treasury Portfolio - Institutional Class	7,023,012	7,023,012

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $111,628,272)		106,920,517

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Money Market Fund: 1.0% (Cost: $1,025,899)
State Street Navigator Securities Lending Government Money Market Portfolio	1,025,899	1,025,899

Total Investments: 101.1% (Cost: $112,654,171)		107,946,416
Liabilities in excess of other assets: (1.1)%		(1,177,400)
NET ASSETS: 100.0%		$106,769,016

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
†	Security fully or partially on loan. Total market value of securities on loan is $3,272,010.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $6,204,969, or 5.8% of net assets.

See Notes to Financial Statements

5

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	20.4%	$21,880,444
Financials	18.2	19,451,905
Information Technology	17.2	18,325,060
Industrials	14.4	15,379,354
Energy	5.8	6,180,714
Health Care	5.5	5,917,505
Real Estate	3.6	3,838,531
Materials	3.4	3,651,625
Communication Services	2.9	3,126,995
Consumer Staples	1.4	1,520,652
Utilities	0.6	624,720
Money Market Fund	6.6	7,023,012
	100.0%	$106,920,517

The summary of inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks				$94,890,746
Argentina	$4,229,022	$—	$—	$4,229,022
Brazil	9,545,179	—	—	9,545,179
China	2,979,652	22,178,844	0	25,158,496
Egypt	—	1,444,791	—	1,444,791
Georgia	3,656,985	—	—	3,656,985
Germany	—	1,482,434	—	1,482,434
Greece	—	461,324	—	461,324
Hungary	—	1,119,839	—	1,119,839
India	2,627,690	12,832,305	—	15,459,995
Indonesia	—	1,446,812	—	1,446,812
Kazakhstan	—	3,059,824	—	3,059,824
Kuwait	—	5,059	—	5,059
Mexico	2,704,700	—	—	2,704,700
Philippines	—	4,913,916	—	4,913,916
Poland	—	1,199,219	—	1,199,219
Russia	—	—	0	0
South Korea	—	3,517,293	—	3,517,293
Taiwan	—	9,854,111	—	9,854,111
Tanzania	—	944,774	—	944,774
Turkey	—	3,466,965	—	3,466,965
United Arab Emirates	595,286	—	—	595,286
United Kingdom	624,720	—	2	624,722
Preferred Securities				5,006,759
Brazil	777,411	—	—	777,411
South Korea	—	4,229,348	—	4,229,348
Money Market Funds	8,048,911	—	—	8,048,911
Total Investments	$35,789,556	$72,156,858	$2	$107,946,416

See Notes to Financial Statements

6

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (unaudited)

Assets:
Investments, at value (Cost $111,628,272) (1)	$106,920,517
Short-term investment held as collateral for securities loaned (2)	1,025,899
Cash denominated in foreign currency, at value (Cost $266,652)	267,121
Receivables:
Investment securities sold	23,064
Shares of beneficial interest sold	228,081
Dividends and interest	391,633
Prepaid expenses	211
Total assets	108,856,526
Liabilities:
Payables:
Investment securities purchased	317,947
Shares of beneficial interest redeemed	3,280
Collateral for securities loaned	1,025,899
Due to Adviser	84,713
Due to Distributor	196
Deferred Trustee fees	95,419
Accrued expenses	560,056
Total liabilities	2,087,510
NET ASSETS	$106,769,016
Net Assets consist of:
Aggregate paid in capital	$124,915,846
Total distributable earnings (loss)	(18,146,830)
NET ASSETS	$106,769,016
(1) Value of securities on loan	$3,272,010
(2) Cost of short-term investment held as collateral for securities loaned	$1,025,899
Initial Class:
Net Assets	$105,805,694
Shares of beneficial interest outstanding	11,728,112
Net asset value, redemption and offering price per share	$9.02
Class S:
Net Assets	$963,322
Shares of beneficial interest outstanding	109,716
Net asset value, redemption and offering price per share	$8.78

See Notes to Financial Statements

7

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2023 (unaudited)

Income:
Dividends (net of foreign taxes withheld $123,564)	$1,317,475
Securities lending income	6,177
Total income	1,323,652
Expenses:
Management fees	521,105
Distribution fees – Class S	1,202
Transfer agent fees – Initial Class	15,097
Transfer agent fees – Class S	7,013
Custodian fees	27,572
Professional fees	40,744
Reports to shareholders	4,323
Insurance	11,876
Trustees’ fees and expenses	20,167
Interest	5,570
Other	1,200
Total expenses	655,869
Waiver of management fees	(4,807)
Expenses assumed by the Adviser	(1,740)
Net expenses	649,322
Net investment income	674,330
Net realized loss on:
Investments (a)	(7,208,532)
Foreign currency transactions and foreign denominated assets and liabilities	(18,188)
Net realized loss	(7,226,720)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	9,739,447
Foreign currency translations and foreign denominated assets and liabilities	19,014
Net change in unrealized appreciation (depreciation)	9,758,461
Net Increase in Net Assets Resulting from Operations	$3,206,071

(a)	Net of foreign taxes of $47,136
(b)	Net of foreign taxes of $55,493

See Notes to Financial Statements

8

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
	(unaudited)
Operations:
Net investment income	$674,330	$1,004,167
Net realized loss	(7,226,720)	(7,043,459)
Net change in unrealized appreciation (depreciation)	9,758,461	(32,372,675)
Net increase (decrease) in net assets resulting from operations	3,206,071	(38,411,967)
Distributions to shareholders from:
Initial Class	—	(21,123,114)
Class S	—	(191,555)
Total distributions	—	(21,314,669)
Share transactions *:
Proceeds from sale of shares
Initial Class	25,679,000	22,603,391
Class S	110,682	1,622,756
	25,789,682	24,226,147
Reinvestment of dividends and distributions
Initial Class	—	21,123,114
Class S	—	191,555
	—	21,314,669
Cost of shares redeemed
Initial Class	(24,718,135)	(36,056,348)
Class S	(119,321)	(1,338,440)
	(24,837,456)	(37,394,788)
Increase in net assets resulting from share transactions	952,226	8,146,028
Total increase (decrease) in net assets	4,158,297	(51,580,608)
Net Assets, beginning of period	102,610,719	154,191,327
Net Assets, end of period	$106,769,016	$102,610,719
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	2,808,363	2,237,138
Shares reinvested	—	2,411,314
Shares redeemed	(2,761,789)	(3,591,938)
Net increase	46,574	1,056,514
Class S:
Shares sold	12,264	126,768
Shares reinvested	—	22,404
Shares redeemed	(13,187)	(124,487)
Net increase (decrease)	(923)	24,685

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class
			Year Ended December 31,
	Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$8.70		$14.40	$16.89	$15.14	$11.93	$15.63
Net investment income (loss) (a)	0.06		0.09	0.02	(0.03)	0.29	0.07
Net realized and unrealized gain (loss) on investments	0.26		(3.59)	(1.97)	2.53	3.29	(3.73)
Total from investment operations	0.32		(3.50)	(1.95)	2.50	3.58	(3.66)
Distributions from:
Net investment income	—		(0.03)	(0.16)	(0.30)	(0.06)	(0.04)
Net realized capital gains	—		(2.17)	(0.38)	(0.45)	(0.31)	—
Total distributions	—		(2.20)	(0.54)	(0.75)	(0.37)	(0.04)
Net asset value, end of period	$9.02		$8.70	$14.40	$16.89	$15.14	$11.93
Total return (b)	3.68	%(c)	(24.37)%	(11.87)%	17.25%	30.60%	(23.49)%

Ratios to average net assets
Expenses	1.24	%(d)	1.18%	1.16%	1.23%	1.26%	1.21%
Expenses excluding interest	1.23	%(d)	1.18%	1.16%	1.22%	1.26%	1.21%
Net investment income (loss)	1.30	%(d)	0.90%	0.10%	(0.21)%	2.15%	0.48%
Supplemental data
Net assets, end of period (in millions)	$106		$102	$153	$177	$166	$134
Portfolio turnover rate	9	%(c)	20%	36%	29%	24%	34%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S
			Year Ended December 31,
.	Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$8.48		$14.13	$16.63	$14.95	$11.80	$15.48
Net investment income (loss) (a)	0.04		0.06	(0.04)	(0.09)	0.28	(0.04)
Net realized and unrealized gain (loss) on investments	0.26		(3.54)	(1.94)	2.51	3.22	(3.64)
Total from investment operations	0.30		(3.48)	(1.98)	2.42	3.50	(3.68)
Distributions from:
Net investment income	—		—	(0.14)	(0.29)	(0.04)	—
Net realized capital gains	—		(2.17)	(0.38)	(0.45)	(0.31)	—
Total distributions	—		(2.17)	(0.52)	(0.74)	(0.35)	—
Net asset value, end of period	$8.78		$8.48	$14.13	$16.63	$14.95	$11.80
Total return (b)	3.54	%(c)	(24.73)%	(12.22)%	16.90%	30.23%	(23.77)%

Ratios to average net assets
Gross expenses	2.92	%(d)	2.60%	2.43%	3.69%	7.50%	19.19%
Net expenses	1.56	%(d)	1.55%	1.55%	1.55%	1.55%	1.59%
Net expenses excluding interest	1.55	%(d)	1.55%	1.55%	1.55%	1.55%	1.59%
Net investment income (loss)	0.95	%(d)	0.62%	(0.27)%	(0.60)%	2.05%	(0.27)%
Supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	$— (e)	$— (e)
Portfolio turnover rate	9	%(c)	20%	36%	29%	24%	34%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized
(e)	Amount is less than $500,000.

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market
12

quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of June 30, 2023.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/ or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market investments, if any, at June 30,
13

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

2023, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2024, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the period ended June 30, 2023, the Adviser waived management fees and expenses in the amount of $6,547 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2023, the aggregate shareholder accounts of two insurance companies owned approximately 60% and 21% of the Initial Class Shares, and two insurance companies owned approximately 82% and 17% of the Class S Shares.

Note 4—12B-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the period ended June 30, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $9,224,229 and $13,355,443, respectively.

Note 6—Income Taxes—As of June 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

	Gross	Gross	Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$114,128,708	$18,322,227	$(24,504,519)	$(6,182,292)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

14

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and any other countries imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency experienced and may continue to experience significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned

15

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$3,272,010	$1,025,899	$2,410,545	$3,436,444

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$1,025,899

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2023, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
16	$1,882,332	5.99%

At June 30, 2023, the Fund had no outstanding borrowings under the Facility.

16

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited)

VANECK VIP EMERGING MARKETS FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2023, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 2, 2023 and June 23, 2023, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, as well as relevant staffing plans for such personnel, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2022 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2022 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited) (continued)

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including regarding the use of soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non-accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

18

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2022, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2022. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance at its meetings throughout the year, including for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had the same performance as its Peer Group median for the one-year period, outperformed its Peer Group median for the ten-year period, and underperformed its Peer Group median for the three- and five-year periods. The Board also noted that the Initial Class shares of the Fund had underperformed its Morningstar Category median for the one-, three- and five-year periods and outperformed its Morningstar Category median for the ten-year period. The Board further noted that the Initial Class shares of the Fund had underperformed its benchmark index for the one-, three-, five- and ten-year periods. In agreeing to renew the Advisory Agreement, the Board acknowledged that performance information and considered it, and other relevant information provided in response to inquiries by the Board.

In considering the Fund’s advisory fee, the Board also noted that the advisory fee rate for the Fund was the same as the median advisory fee rate for its Peer Group and higher than the median advisory fee rate for its Morningstar Category. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was higher than the median total expense ratio of the Fund’s Morningstar Category and lower than the median total expense ratio of the Fund’s Peer Group. The Board also noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2024 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single

19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited) (continued)

factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

20

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Funds’ Board has designated each Fund’s Adviser as the administrator of the Program. Each Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Funds, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2022 to December 31, 2022 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Funds’ liquidity risk management during such time. As a result, the Funds have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders, and each Fund’s Adviser provided its assessment that the program had been effective in managing each fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in each Fund’s prospectus.

21

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Distributor:	VanEck Associates Corporation VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMSAR

SEMI-ANNUAL REPORT June 30, 2023 (unaudited)

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2023.

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

June 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.4 trillion by the end of June.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what the Fed is fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led, not enough to overcome the property sector malaise.

China growth estimates range from low (1% to 3%) to “high” (4% to 5%). Many “bulls” point to China as a potential catalyst for a better-than-expected economic outlook. I don’t see it. In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed. But I should address two events of the first half of this year—monetary stimuli and AI (artificial intelligence).

There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. While I believe this crisis will prove to be idiosyncratic in nature, I’m worried that it could lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

AI and the instant success of ChatGPT have driven another wave of enthusiasm for tech stocks, but the valuations seem stretched to me. And large-cap earnings are still on a downward or flat trajectory, so I’m not chasing this rally.

My final thought is that, while I think the Fed won’t stimulate for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing with VanEck. On the following pages, you will find financial statements for the fund for the six month period ended June 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 7, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, June 22, 2023, https://www.federalreserve.gov/releases/h41/20230629/
2	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
3	https://www.vaneck.com/us/en/subscribe/
2

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 to June 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2023 - June 30, 2023(a)
Class S
Actual	$1,000.00	$1,054.00	1.45%	$7.38
Hypothetical (b)	$1,000.00	$1,017.60	1.45%	$7.25

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2023 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 99.5%
Australia: 19.7%
Bellevue Gold Ltd. *	2,633,886	$2,253,214
De Grey Mining Ltd. *	823,132	745,884
Emerald Resources NL *	619,250	848,528
Evolution Mining Ltd.	457,092	995,173
Northern Star Resources Ltd.	316,300	2,576,855
Perseus Mining Ltd.	173,900	193,181
Predictive Discovery Ltd. * †	6,298,272	697,106
Resolute Mining Ltd. *	4,623,332	1,215,521
West African Resources Ltd. *	1,857,126	1,084,960
		10,610,422
Brazil: 5.3%
Wheaton Precious Metals Corp. (USD)	66,655	2,880,829
Canada: 51.5%
Agnico Eagle Mines Ltd. (USD)	71,307	3,563,924
Alamos Gold, Inc. (USD)	288,583	3,439,909
B2Gold Corp.	218,388	778,103
B2Gold Corp. (USD)	413,769	1,477,155
Barrick Gold Corp. (USD)	182,135	3,083,546
Benchmark Metals, Inc. * †	630,746	128,554
Franco-Nevada Corp. (USD)	17,180	2,449,868
G Mining Ventures Corp. *	717,500	590,357
G2 Goldfields Inc. (USD)	261,000	158,059
G2 Goldfields, Inc. *	75,500	46,163
Galway Metals, Inc. *	358,576	102,856
Goldsource Mines, Inc. * †	250,800	59,635
Kinross Gold Corp. (USD)	625,476	2,983,521
Liberty Gold Corp. *	1,881,813	617,919
Liberty Gold Corp. * ø	352,000	114,256
Lundin Gold, Inc.	45,100	539,600
Marathon Gold Corp. *	395,249	241,669
O3 Mining, Inc. *	107,100	123,694
Orezone Gold Corp. * †	1,098,205	1,044,528
Osisko Gold Royalties Ltd. (USD) †	144,100	2,214,817
Osisko Mining, Inc. *	246,536	599,242
Probe Gold, Inc. *	222,682	255,502
Pure Gold Mining, Inc. * ø	159,000	0
Pure Gold Mining, Inc. * ø	1,200,000	1
Reunion Gold Corp. * †	2,307,088	862,056
Rio2 Ltd. *	457,206	98,361
Silver Tiger Metals, Inc. *	360,200	57,779
Skeena Resources Ltd. *	91,153	439,681
Snowline Gold Corp. * †	87,000	243,646
SSR Mining, Inc. (USD) †	79,174	1,122,687
West Red Lake Gold Mines Ltd. ø	843,000	348,629
		27,785,717
Mexico: 1.8%
Fresnillo Plc (GBP)	60,473	469,241
GoGold Resources, Inc. (CAD) *	315,182	361,636
	Number of Shares	Value
Mexico (continued)
GoGold Resources, Inc. (CAD) * ø	131,500	$148,896
		979,773
South Africa: 1.7%
Gold Fields Ltd. (ADR) †	66,100	914,163
Tanzania: 1.2%
AngloGold Ashanti Ltd. (ADR)	30,400	641,136
Turkey: 1.3%
Eldorado Gold Corp. (USD) * †	70,928	716,373
United Kingdom: 6.9%
Endeavour Mining Plc (CAD)	155,409	3,724,654
United States: 10.1%
Newmont Corp.	50,342	2,147,590
Royal Gold, Inc.	28,800	3,305,664
		5,453,254
Total Common Stocks (Cost: $42,613,528)		53,706,321

WARRANTS: 0.1%
Canada: 0.1%
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 *∞	36,000	0
Marathon Gold Corp., CAD 1.35, exp. 09/19/24 *∞	40,000	5,588
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 *∞	90,500	0
Reunion Gold Corp., CAD 0.39, exp. 07/06/24 *∞	240,994	31,705
Total Warrants (Cost: $21,487)		37,293

MONEY MARKET FUND: 0.5% (Cost: $261,739)
Invesco Treasury Portfolio - Institutional Class	261,739	261,739

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $42,896,754)		54,005,353

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.5%
Money Market Fund: 3.5% (Cost: $1,903,319)
State Street Navigator Securities Lending Government Money Market Portfolio	1,903,319	1,903,319

See Notes to Consolidated Financial Statements

4

	Number of Shares	Value
Total Investments: 103.6% (Cost: $44,800,073)		$55,908,672
Liabilities in excess of other assets: (3.6)%		(1,959,097)
NET ASSETS: 100.0%		$53,949,575

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,710,928.
Ø	Restricted Security – the aggregate value of restricted securities is $611,782, or 1.1% of net assets
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of June 30, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
GoGold Resources, Inc.	08/31/2020	131,500	$96,629	$148,896	0.3%
Liberty Gold Corp.	10/04/2021	352,000	175,156	114,256	0.2%
Pure Gold Mining, Inc.	05/16/2022	1,200,000	140,061	1	0.0%
Pure Gold Mining, Inc.	05/21/2020	159,000	112,251	0	0.0%
West Red Lake Gold Mines Ltd.	04/18/2023	843,000	220,277	348,629	0.6%
			$744,374	$611,782	1.1%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	96.0%	$51,884,296
Precious Metals & Minerals	1.4	746,691
Diversified Metals & Mining	1.3	693,213
Silver	0.8	419,414
Money Market Fund	0.5	261,739
	100.0%	$54,005,353

The summary of inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$10,610,422	$—	$10,610,422
Brazil	2,880,829	—	—	2,880,829
Canada	27,322,831	462,886	—	27,785,717
Mexico	361,636	618,137	—	979,773
South Africa	914,163	—	—	914,163
Tanzania	641,136	—	—	641,136
Turkey	716,373	—	—	716,373
United Kingdom	3,724,654	—	—	3,724,654
United States	5,453,254	—	—	5,453,254
Warrants *	—	—	37,293	37,293
Money Market Funds	2,165,058	—	—	2,165,058
Total Investments	$44,179,934	$11,691,445	$37,293	$55,908,672

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

5

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (unaudited)

Assets:
Investments, at value (Cost $42,896,754) (1)	$54,005,353
Short-term investment held as collateral for securities loaned (2)	1,903,319
Cash	37,811
Cash denominated in foreign currency, at value (Cost $947)	946
Receivables:
Investment securities sold	6,588
Shares of beneficial interest sold	9,208
Dividends and interest	50,778
Prepaid expenses	116
Total assets	56,014,119
Liabilities:
Payables:
Shares of beneficial interest redeemed	36,228
Collateral for securities loaned	1,903,319
Due to Adviser	31,090
Due to Distributor	11,463
Deferred Trustee fees	30,358
Accrued expenses	52,086
Total liabilities	2,064,544
NET ASSETS	$53,949,575
Net Assets consist of:
Aggregate paid in capital	$54,890,040
Total distributable earnings (loss)	(940,465)
NET ASSETS	$53,949,575
Shares of beneficial interest outstanding	6,747,685
Net asset value, redemption and offering price per share	$8.00
(1) Value of securities on loan	$3,710,928
(2) Cost of short-term investment held as collateral for securities loaned	$1,903,319

See Notes to Consolidated Financial Statements

6

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (unaudited)

Income:
Dividends (net of foreign taxes withheld $41,045)	$397,515
Securities lending income	59,941
Total income	457,456
Expenses:
Management fees	202,352
Administration fees	67,450
Distribution fees	67,451
Transfer agent fees	9,011
Custodian fees	10,563
Professional fees	34,743
Reports to shareholders	9,611
Insurance	4,054
Trustees’ fees and expenses	12,522
Interest	138
Other	423
Total expenses	418,318
Waiver of management fees	(27,012)
Net expenses	391,306
Net investment income	66,150
Net realized loss on:
Investments	(514,197)
Forward foreign currency contracts	(282)
Foreign currency transactions and foreign denominated assets and liabilities	(2,291)
Net realized loss	(516,770)
Net change in unrealized appreciation (depreciation) on:
Investments	2,349,978
Foreign currency translations and foreign denominated assets and liabilities	117
Net change in unrealized appreciation (depreciation)	2,350,095
Net Increase in Net Assets Resulting from Operations	$1,899,475

See Notes to Consolidated Financial Statements

7

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Period Ended June 30, 2023	Year Ended December 31, 2022
	(unaudited)
Operations:
Net investment income	$66,150	$168,631
Net realized loss	(516,770)	(2,546,391)
Net change in unrealized appreciation (depreciation)	2,350,095	(6,211,256)
Net increase (decrease) in net assets resulting from operations	1,899,475	(8,589,016)

Share transactions*:
Proceeds from sale of shares	14,999,496	20,898,178
Cost of shares redeemed	(8,711,197)	(17,740,290)
Increase in net assets resulting from share transactions	6,288,299	3,157,888
Total increase (decrease) in net assets	8,187,774	(5,431,128)
Net Assets, beginning of period	45,761,801	51,192,929
Net Assets, end of period	$53,949,575	$45,761,801
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,766,690	2,448,840
Shares redeemed	(1,050,852)	(2,257,333)
Net increase	715,838	191,507

See Notes to Consolidated Financial Statements

8

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period		Year Ended December 31,
	Ended June 30, 2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$7.59		$8.77	$11.68	$8.63	$6.22	$7.60
Net investment income (loss) (a)	0.01		0.03	(0.01)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.40		(1.21)	(1.67)	3.40	2.46	(1.13)
Total from investment operations	0.41		(1.18)	(1.68)	3.35	2.41	(1.16)
Distributions from:
Net investment income	—		—	(1.23)	(0.30)	—	(0.22)
Net asset value, end of period	$8.00		$7.59	$8.77	$11.68	$8.63	$6.22

Total return (b)	5.40	%(c)	(13.45)%	(13.91)%	38.62%	38.75%	(15.70)%
Ratios to average net assets
Gross expenses	1.55	%(d)	1.53%	1.58%	1.65%	1.92%	2.18%
Net expenses	1.45	%(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.25	%(d)	0.35%	(0.08)%	(0.51)%	(0.63)%	(0.51)%

Supplemental data
Net assets, end of period (in millions)	$54		$46	$51	$60	$34	$22
Portfolio turnover rate	14	%(c)	39%	38%	39%	32%	45%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

9

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Fund’s
10

fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of June 30, 2023, the Fund held $36,155 in its Subsidiary, representing 0% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming
11

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at June 30, 2023 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Consolidated Schedule of Investments. At June 30, 2023, the Fund held no derivative contracts.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. During the period ended June 30, 2023, the Fund held forward foreign currency contracts for one month. The average amount purchased and sold (in U.S. dollars) were $220,261 and $0, respectively. At June 30, 2023, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the period ended June 30, 2023, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(282)

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities and derivatives on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2023, is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).
12

J.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the period ended June 30, 2023.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the period ended June 30, 2023 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2023, the aggregate shareholder accounts of three insurance companies owned approximately 71%, 16% and 12% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the period ended June 30, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $13,558,461 and $7,209,971, respectively.

Note 6—Income Taxes—As of June 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$48,837,311	$13,693,984	$(6,622,623)	$7,071,361

The tax character of current year distributions will be determined at the end of the current fiscal year.

13

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

At December 31, 2022, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(3,752,858)	$(3,780,762)	$(7,533,620)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—A non-diversified fund generally holds securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered

14

investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2023 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$3,710,928	$1,903,319	$1,885,877	$3,789,196

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$1,903,319

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2023, the Fund borrowed under this Facility as follows:

15

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
2	$187,627	6.42%

At June 30, 2023, the Fund had no outstanding borrowings under the Facility.

16

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited)

VANECK VIP GLOBAL GOLD FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2023, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 2, 2023 and June 23, 2023, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, as well as relevant staffing plans for such personnel, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2022 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2022 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;
17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited) (continued)

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including regarding the use of soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non-accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2022, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2022. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and

18

the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance at its meetings throughout the year, including for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Class S shares of the Fund had underperformed its Peer Group and Morningstar Category medians for the one- and five-year periods and outperformed the Peer Group and Morningstar Category medians for the three-year period. The Board also noted that the Class S shares of the Fund had underperformed its benchmark index for the one-, three-, and five-year periods. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement.

In considering the Fund’s advisory fee, the Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services and total expense ratio, net of waivers or reimbursements, for the Fund were lower than the median advisory fee rates and median total expense ratios of its Peer Group and Morningstar Category. The Board further noted that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2024 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

19

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Funds’ Board has designated each Fund’s Adviser as the administrator of the Program. Each Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Funds, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2022 to December 31, 2022 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Funds’ liquidity risk management during such time. As a result, the Funds have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders, and each Fund’s Adviser provided its assessment that the program had been effective in managing each fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in each Fund’s prospectus.

20

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPGGSAR

SEMI-ANNUAL REPORT June 30, 2023 (unaudited)

VanEck VIP Trust

VanEck VIP Global Resources Fund

800.826.2333	vaneck.com

Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of June 30, 2023.

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

June 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.4 trillion by the end of June.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what the Fed is fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led, not enough to overcome the property sector malaise.

China growth estimates range from low (1% to 3%) to “high” (4% to 5%). Many “bulls” point to China as a potential catalyst for a better-than-expected economic outlook. I don’t see it. In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed. But I should address two events of the first half of this year—monetary stimuli and AI (artificial intelligence).

There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. While I believe this crisis will prove to be idiosyncratic in nature, I’m worried that it could lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

AI and the instant success of ChatGPT have driven another wave of enthusiasm for tech stocks, but the valuations seem stretched to me. And large-cap earnings are still on a downward or flat trajectory, so I’m not chasing this rally.

We thank you for investing with VanEck. On the following pages, you will find financial statements for the fund for the six month period ended June 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

July 7, 2023

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, June 22, 2023, https://www.federalreserve.gov/releases/h41/20230629/
2	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
3	https://www.vaneck.com/us/en/subscribe/
2

VANECK VIP GLOBAL RESOURCES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 to June 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period January 1, 2023 - June 30, 2023(a)
Initial Class
Actual	$1,000.00	$946.80	1.12%	$5.41
Hypothetical (b)	$1,000.00	$1,019.24	1.12%	$5.61
Class S
Actual	$1,000.00	$945.50	1.36%	$6.56
Hypothetical (b)	$1,000.00	$1,018.05	1.36%	$6.80

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
3

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

June 30, 2023 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 98.1%
Australia: 6.0%
Allkem Ltd. *	640,277	$6,885,569
Ecograf Ltd. * †	577,380	54,198
Glencore Plc (GBP)	2,197,500	12,459,556
Jervois Global Ltd. * †	2,118,000	93,120
		19,492,443
Brazil: 2.9%
Vale SA (ADR)	586,400	7,869,488
Yara International ASA (NOK)	38,500	1,360,278
		9,229,766
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) * †	1,529,900	407,088
Canada: 9.4%
Agnico Eagle Mines Ltd. (USD)	104,022	5,199,020
Alamos Gold, Inc. (USD)	280,300	3,341,176
Barrick Gold Corp. (USD)	371,874	6,295,827
Euro Manganese, Inc. (AUD) *	836,935	92,210
Franco-Nevada Corp. (USD)	38,300	5,461,580
Kinross Gold Corp. (USD)	873,400	4,166,118
Nouveau Monde Graphite, Inc. (USD) *	71,200	216,448
Nutrien Ltd. (USD)	97,365	5,749,403
		30,521,782
China: 1.5%
PetroChina Co. Ltd. (HKD)	6,917,000	4,802,871
Finland: 0.5%
Neste Oyj	45,600	1,755,747
France: 1.0%
Nexans SA	38,700	3,356,081
Ghana: 0.9%
Kosmos Energy Ltd. (USD) *	485,900	2,910,541
Italy: 3.2%
Eni SpA	484,200	6,970,730
Saipem SpA *	1,107,400	1,541,949
Saras SpA	1,544,100	1,915,170
		10,427,849
Netherlands: 1.4%
OCI NV	182,256	4,377,608
Norway: 2.8%
Equinor ASA (ADR)	182,100	5,319,141
FREYR Battery SA (USD) * †	200,010	1,994,044
FREYR Battery SA (USD) * ø	185,000	1,605,800
		8,918,985
South Africa: 3.2%
Anglo American Plc (GBP)	253,300	7,212,334
Sibanye Stillwater Ltd. (ADR) †	482,200	3,008,928
		10,221,262
Spain: 2.1%
Repsol SA †	455,700	6,627,700
Soltec Power Holdings SA *	47,900	219,990
		6,847,690
	Number of Shares	Value
Turkey: 0.6%
Eldorado Gold Corp. (USD) *	204,700	$2,067,470
United Kingdom: 8.7%
BP Plc Spons (ADR)	178,900	6,313,381
Endeavour Mining Plc (CAD)	178,900	4,287,658
Shell Plc (ADR)	162,900	9,835,902
TechnipFMC Plc (USD) *	468,800	7,791,456
		28,228,397
United States: 50.3%
5E Advanced Materials, Inc. *	55,500	182,040
Array Technologies, Inc. *	160,200	3,620,520
Baker Hughes Co.	178,200	5,632,902
Benson Hill, Inc. * †	198,190	257,647
Bunge Ltd.	99,000	9,340,650
ChampionX Corp.	133,200	4,134,528
Chart Industries, Inc. * †	40,600	6,487,474
Chesapeake Energy Corp. †	61,100	5,112,848
Chevron Corp.	21,500	3,383,025
ConocoPhillips	76,743	7,951,342
Corteva, Inc.	145,433	8,333,311
Darling Ingredients, Inc. *	46,500	2,966,235
Devon Energy Corp.	54,478	2,633,467
Diamondback Energy, Inc.	38,047	4,997,854
EQT Corp.	158,100	6,502,653
EVgo, Inc. *	124,400	497,600
Excelerate Energy, Inc.	84,200	1,711,786
FMC Corp.	29,325	3,059,770
Freeport-McMoRan, Inc.	220,000	8,800,000
Halliburton Co.	173,200	5,713,868
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	137,519	3,437,975
Hess Corp.	69,900	9,502,905
Kirby Corp. *	70,900	5,455,755
Liberty Energy, Inc.	267,480	3,576,208
Marathon Oil Corp.	147,900	3,404,658
Mosaic Co.	76,100	2,663,500
MP Materials Corp. * †	130,400	2,983,552
Newmont Corp.	133,796	5,707,737
Ormat Technologies, Inc.	64,280	5,171,969
Piedmont Lithium, Inc. * †	56,500	3,260,615
Pioneer Natural Resources Co.	14,844	3,075,380
Schlumberger NV	118,800	5,835,456
Solid Power, Inc. * †	34,600	87,884
Stem, Inc. * ø	177,000	1,018,635
Stem, Inc. * †	303,432	1,735,631
Union Pacific Corp.	9,900	2,025,738
Valero Energy Corp.	107,900	12,656,670
		162,919,788
Zambia: 3.5%
First Quantum Minerals Ltd. (CAD) †	482,900	11,424,107
Total Common Stocks (Cost: $249,186,420)		317,909,475

See Notes to Financial Statements

4

	Number of Shares	Value
WARRANTS: 0.1%
Norway: 0.1%
FREYR Battery SA, USD 11.50, exp. 09/01/27 *	55,100	$163,096
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25 *	38,225	7,568
Total Warrants (Cost: $106,931)		170,664

MONEY MARKET FUND: 1.8% (Cost: $5,934,956)
Invesco Treasury Portfolio - Institutional Class	5,934,956	5,934,956

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $255,228,307)		324,015,095
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.7%
Money Market Fund: 0.7% (Cost: $2,330,448)
State Street Navigator Securities Lending Government Money Market Portfolio	2,330,448	$2,330,448
Total Investments: 100.7% (Cost: $257,558,755)		326,345,543
Liabilities in excess of other assets: (0.7)%		(2,364,077)
NET ASSETS: 100.0%		$323,981,466

Definitions:
ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $39,028,045.
ø	Restricted Security – the aggregate value of restricted securities is $2,624,435, or 0.8% of net assets

Restricted securities held by the Fund as of June 30, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
FREYR Battery SA	07/06/2021	185,000	$1,850,000	$1,605,800	0.5%
Stem, Inc.	04/28/2021	177,000	1,770,000	1,018,635	0.3%
			$3,620,000	$2,624,435	0.8%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas	43.2%	$139,854,391
Base & Industrial Metals	19.0	61,940,325
Gold & Precious Metals	12.2	39,535,514
Agriculture	11.9	38,115,971
Renewables & Alternatives	7.6	24,664,971
Industrials & Utilities	4.3	13,968,967
Money Market Fund	1.8	5,934,956
	100.0%	$324,015,095

See Notes to Financial Statements

5

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$19,492,443	$—	$19,492,443
Brazil	7,869,488	1,360,278	—	9,229,766
British Virgin Islands	407,088	—	—	407,088
Canada	30,429,572	92,210	—	30,521,782
China	—	4,802,871	—	4,802,871
Finland	—	1,755,747	—	1,755,747
France	—	3,356,081	—	3,356,081
Ghana	2,910,541	—	—	2,910,541
Italy	—	10,427,849	—	10,427,849
Netherlands	—	4,377,608	—	4,377,608
Norway	8,918,985	—	—	8,918,985
South Africa	3,008,928	7,212,334	—	10,221,262
Spain	—	6,847,690	—	6,847,690
Turkey	2,067,470	—	—	2,067,470
United Kingdom	28,228,397	—	—	28,228,397
United States	162,919,788	—	—	162,919,788
Zambia	11,424,107	—	—	11,424,107
Warrants *	170,664	—	—	170,664
Money Market Funds	8,265,404	—	—	8,265,404
Total Investments	$266,620,432	$59,725,111	$—	$326,345,543

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

6

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (unaudited)

Assets:
Investments, at value (Cost $255,228,307) (1)	$324,015,095
Short-term investment held as collateral for securities loaned (2)	2,330,448
Cash denominated in foreign currency, at value (Cost $343)	340
Receivables:
Shares of beneficial interest sold	103,532
Dividends and interest	667,735
Prepaid expenses	615
Total assets	327,117,765
Liabilities:
Payables:
Shares of beneficial interest redeemed	183,262
Collateral for securities loaned	2,330,448
Due to Adviser	263,737
Due to Distributor	34,831
Deferred Trustee fees	191,342
Accrued expenses	132,679
Total liabilities	3,136,299
NET ASSETS	$323,981,466
Net Assets consist of:
Aggregate paid in capital	$353,932,566
Total distributable earnings (loss)	(29,951,100)
NET ASSETS	$323,981,466
(1) Value of securities on loan	$39,028,045
(2) Cost of short-term investment held as collateral for securities loaned	$2,330,448
Initial Class:
Net Assets	$154,048,616
Shares of beneficial interest outstanding	5,730,544
Net asset value, redemption and offering price per share	$26.88
Class S:
Net Assets	$169,932,850
Shares of beneficial interest outstanding	6,616,973
Net asset value, redemption and offering price per share	$25.68

See Notes to Financial Statements

7

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2023 (unaudited)

Income:
Dividends (net of foreign taxes withheld $395,791)	$6,217,588
Interest	824
Securities lending income	358,032
Total income	6,576,444
Expenses:
Management fees	1,795,805
Distribution fees – Class S	239,225
Transfer agent fees – Initial Class	19,859
Transfer agent fees – Class S	16,239
Custodian fees	13,723
Professional fees	40,969
Reports to shareholders	6,379
Insurance	20,222
Trustees’ fees and expenses	79,396
Interest	4,189
Other	7,324
Total expenses	2,243,330
Net investment income	4,333,114
Net realized gain (loss) on:
Investments	17,854,369
Foreign currency transactions and foreign denominated assets and liabilities	(1,124)
Net realized gain	17,853,245
Net change in unrealized appreciation (depreciation) on:
Investments	(43,277,391)
Foreign currency translations and foreign denominated assets and liabilities	(3,170)
Net change in unrealized appreciation (depreciation)	(43,280,561)
Net Decrease in Net Assets Resulting from Operations	$(21,094,202)

See Notes to Financial Statements

8

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
	(unaudited)
Operations:
Net investment income	$4,333,114	$8,849,729
Net realized gain	17,853,245	32,462,719
Net change in unrealized appreciation (depreciation)	(43,280,561)	(22,256,046)
Net increase (decrease) in net assets resulting from operations	(21,094,202)	19,056,402
Distributions to shareholders from:
Initial Class	—	(2,836,268)
Class S	—	(3,263,813)
Total distributions	—	(6,100,081)
Share transactions *:
Proceeds from sale of shares
Initial Class	23,922,380	82,914,386
Class S	15,181,659	143,715,729
	39,104,039	226,630,115
Reinvestment of dividends and distributions
Initial Class	—	2,836,268
Class S	—	3,263,813
	—	6,100,081
Cost of shares redeemed
Initial Class	(51,932,278)	(73,015,045)
Class S	(46,966,347)	(109,925,770)
	(98,898,625)	(182,940,815)
Increase (decrease) in net assets resulting from share transactions	(59,794,586)	49,789,381
Total increase (decrease) in net assets	(80,888,788)	62,745,702
Net Assets, beginning of period	404,870,254	342,124,552
Net Assets, end of period	$323,981,466	$404,870,254
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	867,418	2,843,760
Shares reinvested	—	93,885
Shares redeemed	(1,895,081)	(2,521,752)
Net increase (decrease)	(1,027,663)	415,893
Class S:
Shares sold	561,326	5,004,847
Shares reinvested	—	112,857
Shares redeemed	(1,785,886)	(4,076,814)
Net increase (decrease)	(1,224,560)	1,040,890

See Notes to Financial Statements

9

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class
			Year Ended December 31,
	Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$28.39		$26.61	$22.48	$19.04	$17.02	$23.74
Net investment income (a)	0.35		0.69	0.40	0.13	0.15	0.02
Net realized and unrealized gain (loss) on investments	(1.86)		1.57	3.84	3.47	1.87	(6.74)
Total from investment operations	(1.51)		2.26	4.24	3.60	2.02	(6.72)
Distributions from:
Net investment income	—		(0.48)	(0.11)	(0.16)	—	—
Net asset value, end of period	$26.88		$28.39	$26.61	$22.48	$19.04	$17.02
Total return (b)	(5.32	)%(c)	8.39%	18.92%	19.11%	11.87%	(28.31)%

Ratios to average net assets
Expenses	1.12	%(d)	1.09%	1.09%	1.13%	1.15%	1.10%
Expenses excluding interest	1.12	%(d)	1.08%	1.09%	1.13%	1.15%	1.10%
Net investment income	2.55	%(d)	2.37%	1.54%	0.79%	0.84%	0.10%
Supplemental data
Net assets, end of period (in millions)	$154		$192	$169	$149	$132	$132
Portfolio turnover rate	20	%(c)	55%	27%	40%	32%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

10

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S
			Year Ended December 31,
	Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
	(unaudited)
Net asset value, beginning of period	$27.16		$25.49	$21.55	$18.26	$16.37	$22.89
Net investment income (loss) (a)	0.30		0.59	0.33	0.09	0.10	(0.03)
Net realized and unrealized gain (loss) on investments	(1.78)		1.51	3.69	3.32	1.79	(6.49)
Total from investment operations	(1.48)		2.10	4.02	3.41	1.89	(6.52)
Distributions from:
Net investment income	—		(0.43)	(0.08)	(0.12)	—	—
Net asset value, end of period	$25.68		$27.16	$25.49	$21.55	$18.26	$16.37
Total return (b)	(5.45	)%(c)	8.12%	18.68%	18.83%	11.55%	(28.48)%

Ratios to average net assets
Expenses	1.36	%(d)	1.33%	1.34%	1.38%	1.40%	1.35%
Net investment income (loss)	2.30	%(d)	2.14%	1.31%	0.55%	0.58%	(0.14)%
Supplemental data
Net assets, end of period (in millions)	$170		$213	$173	$144	$120	$104
Portfolio turnover rate	20	%(c)	55%	27%	40%	32%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

11

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Resources Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in global resources securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations
12

for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation
13

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. During the period ended June 30, 2023, the Fund held no derivative instruments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at June 30, 2023, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the period ended June 30, 2023, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At June 30, 2023, the aggregate shareholder accounts of two insurance companies owned approximately 45% and 23% of the Initial Class Shares and three insurance companies owned approximately 36%, 34%, and 14% of the Class S Shares.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

14

Note 5—Investments—For the period ended June 30, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $70,885,190 and $118,530,121, respectively.

Note 6—Income Taxes—As of June 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$264,007,438	$81,878,691	$(19,540,586)	$62,338,105

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

At December 31, 2022, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(12,448,501)	$(109,892,292)	$(122,340,793)

During the year ended December 31, 2022, the Fund utilized $34,726,282 of its capital loss carryovers available from prior years.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund concentrates its investments in the securities of global resource companies, including precious metals, base and industrial metals, energy, natural resources and other commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

15

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck Vectors ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at June 30, 2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of June 30, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$39,028,045	$2,330,448	$37,663,417	$39,993,865

The following table presents money market fund investments held as collateral by type of security on loan as of June 30, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$2,330,448

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP

16

Funds based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2023, the Fund borrowed under the Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
6	$6,508,562	5.93%

At June 30, 2023, the Fund had no outstanding borrowings under the Facility.

17

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited)

VANECK VIP GLOBAL RESOURCES FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may continue in effect from year to year only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), at a meeting called for the purpose of considering such approval. On June 23, 2023, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), including a majority of the Independent Trustees, approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Fund’s Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 2, 2023 and June 23, 2023, specifically for the purpose of considering the continuation of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside the presence of management. The written and oral reports provided to the Board pertaining to the continuation of the Advisory Agreement included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, as well as relevant staffing plans for such personnel, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by Broadridge Financial Solutions (“Broadridge”), an independent consultant, comparing the Fund’s investment performance net of expenses for a representative class of shares (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) for the one-, three-, five- and ten-year periods (as applicable) ended December 31, 2022 with the investment performance of (i) a universe of mutual funds selected by Broadridge with similar investment characteristics (the “Morningstar Category”), (ii) a sub-group of funds selected from the Morningstar Category by Broadridge further limited to approximate more closely the Fund’s investment style, share class characteristics, and asset levels (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by Broadridge comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2022 with (i) the Morningstar Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);
18

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program and resources;

■	Information with respect to the Adviser’s brokerage practices, including regarding the use of soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files, cybersecurity, overall business continuity and other operational matters;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees;

■	Information regarding the Adviser’s investment process for the Fund, including how the Adviser integrates non-accounting based information (including, but not limited to “environmental, social and governance” factors) and the non-security selection, non-portfolio construction activities of the investment teams, such as engagement with portfolio companies and industry group participation;

■	Information regarding the Adviser’s role as the administrator of the Trust’s liquidity risk management program;

■	Information about shareholder servicing arrangements for the Fund with various intermediaries, as well as revenue sharing arrangements involving the Adviser and not paid by the Fund;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire from the Independent Trustees.

Nature, Extent, Quality of Services. In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to limit the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving all or a portion of its fees and/or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund. The Board concluded that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Advisory Agreement.

19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2023 (unaudited) (continued)

Investment Performance and Fund Expenses. The performance data and the advisory fee and expense ratio data from Broadridge that is described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended December 31, 2022, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2022. The Board found the data provided by Broadridge generally useful, but it recognized the limitations of such data, including, in particular, that notable differences may exist between the Fund and the other funds in the Fund’s Peer Group and Morningstar Category (for example, with respect to investment objective(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the Peer Group and Morningstar Category. The Board also considered the Fund’s performance at its meetings throughout the year, including for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also considered benefits, other than the receipt of fees under the Advisory Agreement, that may be derived by the Adviser from serving as investment adviser to the Fund and the Trust.

In considering the Fund’s performance, the Board noted, based on a review of comparative annualized total returns, that the Initial Class shares of the Fund had underperformed its Peer Group median for the one-, three-, five- and ten-year periods. The Board noted that the Initial Class shares of the Fund had outperformed its Morningstar Category median for the one- and three-year periods and underperformed in Morningstar Category median for the five- and ten-year periods. The Board noted that the Fund changed its primary benchmark index on May 1, 2023 and that the Initial Class shares of the Fund had underperformed that primary benchmark index and the previous primary benchmark index for the one-, five-, and ten-year periods and outperformed both indices for the three-year period. The Board concluded that the performance of the Fund supported the renewal of the Advisory Agreement. In agreeing to renew the Advisory Agreement, the Board acknowledged that performance information and considered it, and other relevant information provided in response to inquiries by the Board.

In considering the Fund’s advisory fee, the Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median total expense ratios for its Morningstar Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive all or a portion of its advisory fees and/or pay expenses of the Fund through April 30, 2024 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). The Board also considered the advisory fee charged to the Fund as compared to the fees charged to the Comparable Products, noting the differences in the services provided to the Fund as compared to those other products.

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser supported the renewal of the Advisory Agreement. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders, and concluded that the fee schedule was appropriate. The Board also considered that the Fund benefits from economies of scale through lower fees charged by third party service providers based on the combined size of the VanEck Complex.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as

20

controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

21

VANECK VIP TRUST

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted and implemented a Liquidity Risk Management Program, (the “Program”) and the Funds’ Board has designated each Fund’s Adviser as the administrator of the Program. Each Fund’s Adviser administers the Program through its Liquidity Committee. The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. The Liquidity Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Funds, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund’s obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board reviewed a report (the “Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the period January 1, 2022 to December 31, 2022 (the “Review Period”). The Report noted that during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report noted the effectiveness of the Funds’ liquidity risk management during such time. As a result, the Funds have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the Review Period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders, and each Fund’s Adviser provided its assessment that the program had been effective in managing each fund’s liquidity risk. Further information on liquidity risks applicable to the Fund can be found in each Fund’s prospectus.

22

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGRSAR

Item 2.	CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, Chief Executive Officer

Date September 6, 2023

By (Signature and Title)	/s/ John J. Crimmins, Treasurer & Chief Financial Officer

Date September 6, 2023